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                                                                   Exhibit 1.1

                                                                EXECUTION COPY


                                  $175,000,000

                        NATURAL MICROSYSTEMS CORPORATION

                   5% Convertible Subordinated Notes due 2005

                     CONVERTIBLE DEBT UNDERWRITING AGREEMENT


                                                               October 5, 2000



DEUTSCHE BANK SECURITIES INC.
U.S. BANCORP PIPER JAFFRAY INC.
DAIN RAUSCHER INCORPORATED
As Representatives of the Several Underwriters
c/o Deutsche Bank Securities Inc.
One South Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

         Natural MicroSystems Corporation, a Delaware corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in Schedule I hereto for whom you are acting as representatives (the "Representatives") an aggregate of $175,000,000 principal amount of the Company's 5% Convertible Subordinated Notes due 2005 (the "Firm Securities"). The respective amounts of the Firm Securities to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters' option an aggregate of up to $26,250,000 additional principal amount of such Notes (the "Option Securities") as set forth below. The Firm Securities and the Option Securities (to the extent the aforementioned option is exercised) are herein collectively called the "Securities."

         The Securities are convertible into shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). The Securities are to be issued pursuant to the terms of an Indenture to be dated on or about October 11, 2000 (the "Initial Indenture") and the Supplemental Indenture thereto to be dated on or about October 11, 2000 (the "Supplemental Indenture" and, together with the Initial Indenture, the "Indenture"), between the Company

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and State Street Bank and Trust Company, as Trustee (the "Trustee"). If you are
the only Underwriters, all references herein to the Representatives shall be deemed to be references to the Underwriters.

         As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Securities set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Securities if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters.

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Underwriters as follows:

         (a) A registration statement on Form S-3 (File No. 333-44128) with respect to the Securities and certain other securities of the Company has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. The Company has complied with the conditions for the use of Form S-3 and Rule 415 under the Act and the registration statement filed by electronic transmission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR") (except as may be permitted by Regulation S-T under the Act) was identical to the copy thereof delivered to you. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended, supplemented and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Act, herein referred to as the "Registration Statement," has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The prospectus included in the Registration Statement at the time it became effective, as thereafter amended and supplemented, is herein referred to as the "Base Prospectus." Each preliminary prospectus supplement specifically relating to the Securities filed with or transmitted for filing to, the Commission pursuant to Rule 424(b) under the Act, which shall include the Base Prospectus, is herein referred to as a "Preliminary

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                  Prospectus." The prospectus supplement specifically relating to the Securities and containing pricing information filed with or transmitted for filing to, the Commission pursuant to Rule 424(b) under the Act, which shall include the Base Prospectus, is herein referred to as the "Prospectus." Any reference herein to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to the Prospectus or any Preliminary Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus or Preliminary Prospectus, as the case may be, under Rule 424(b) and prior to the termination of the offering of the Securities by the Underwriters.

         (b) The Company has not distributed and will not distribute, prior to the later of the Option Closing Date (as defined below) and the completion of the Underwriters' distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Preliminary Prospectus, the Prospectus or the Registration Statement.

         (c) This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (d) Each of the Initial Indenture and the Supplemental Indenture has been duly authorized and on the Closing Date, each of the Initial Indenture and Supplemental Indenture will be duly executed and delivered by the Company and duly qualified under the Trust Indenture Act and will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture and Securities. Each of the subsidiaries of the Company listed in Exhibit A hereto (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation

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                  in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company and the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries. The Subsidiaries listed on Exhibit B hereto (collectively, the "Significant Subsidiaries") and the Company collectively generated more than 98% of the pro forma combined consolidated revenue of the Company and the Subsidiaries during the six months ended June 30, 2000, and currently own more than 98% of the consolidated assets of the Company and the Subsidiaries. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

         (f) The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The shares of Common Stock initially issuable upon conversion of the Securities (the "Conversion Shares") have been duly authorized and reserved for issuance upon conversion by all necessary corporate action of the Company and, when issued upon conversion, will be validly issued, fully paid and nonassessable. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of the Subsidiaries other than those described in the Registration Statement and the Prospectus. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

         (g) The issuance and sale of the Securities by the Company have been duly authorized and when executed, authenticated and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and the Indenture, the Securities will be valid and legally binding obligations of the

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                  Company, enforceable in accordance with their terms, and
                  entitled to the benefits provided by the Indenture; and no preemptive rights of stockholders exist with respect to any of the Securities or the Conversion Shares or the issue and sale thereof.

         (h) The Conversion Shares have been duly authorized and accepted for listing on the Nasdaq National Market, subject to official notice of issuance.

         (i) The information set forth under the caption "Capitalization" in the Prospectus is true and correct. The Securities and the Conversion Shares conform to the description thereof contained in the Registration Statement and the Prospectus. The form of certificates for the Common Stock conforms to the corporate law of the jurisdiction of the Company's incorporation.

         (j) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Securities nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform, to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations. The documents incorporated by reference in the Registration Statement and the Prospectus, at the time filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and any amendments thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of material fact; and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as (A) to information contained in or omitted from the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use in the preparation thereof or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act.

         (k) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth or incorporated by


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                  reference in the Registration Statement and the Prospectus, present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. The consolidated financial statements of InnoMediaLogic (IML) Inc. ("IML") and its subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement and the Prospectus, present fairly the financial position and the results of operations and cash flows of IML and its subsidiaries at the indicated dates and for the indicated periods. In each case, such financial statements and related schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or supporting schedules are required to be included in the Registration Statement or the Prospectus. The summary financial and statistical data included or incorporated by reference in the Registration Statement and Prospectus presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.

         (l) Each of PricewaterhouseCoopers LLP, Ernst & Young LLP and Rochon Legault, who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

         (m) Except as disclosed in the Prospectus, there is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which if determined adversely to the Company or any of its Subsidiaries might result in any material adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole or the Company's ability to perform its obligations under this Agreement, the Securities or the Indenture.

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         (n)      The Company and the Subsidiaries have good and marketable
                  title to all of the properties and assets reflected in the financial statements hereinabove described (or as described in the Registration Statement and the Prospectus), and such properties and assets are not subject to any lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement and the Prospectus) or which are not material, individually or in the aggregate, in amount. The Company and the Subsidiaries occupy their leased properties under valid and binding leases.

         (o) The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

         (p) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as they may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and its Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or any Subsidiary, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement and the Prospectus, as they may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company's financial statements and described in the Registration Statement and the Prospectus.

         (q) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under its charter or by-laws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties or assets, is bound and which default is of material significance in respect of the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. The execution and delivery of this Agreement, the Indenture and the Securities and the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a

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                  default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which its properties or assets are bound, or of the charter or by-laws of the Company or any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

         (r) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the issue and sale of the Securities and the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities and the consummation of the transactions herein and therein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Securities for public offering by the Underwriters under state securities or blue sky laws) has been obtained or made and is in full force and effect.

         (s) The Company and each of the Subsidiaries holds all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their respective businesses and are in compliance with the terms thereof, and all such licenses, certificates and permits are in full force and effect.

         (t) The Company and each of the Subsidiaries are conducting their business in compliance with all the local, state, federal and foreign laws, rules and regulations of the jurisdictions in which the Company and each of the Subsidiaries are conducting their respective businesses.

         (u) The Company and the Subsidiaries own or possess sufficient trademarks, trade names, service marks, patents, patent rights, copyrights, licenses, approvals, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and intellectual property necessary to conduct their businesses as now conducted and proposed to be conducted as described in the Prospectus and have taken all steps reasonably necessary to secure assignments of such intellectual property from their employees and contractors; to the knowledge of the Company none of the technology employed by the Company or its Subsidiaries has been obtained or is being used by the Company or its Subsidiaries in violation of any contractual or fiduciary obligation binding on the Company, its Subsidiaries or any of their respective directors or executive officers or, to the Company's knowledge, any of their respective employees or

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                  consultants; and the Company and its Subsidiaries have
                  taken and will maintain reasonable measures to prevent the unauthorized dissemination or publication of its confidential information.

                  The Company knows of no material infringement by others of patents, patent rights, trade names, trademarks or copyrights owned by or licensed to the Company. The Company has good and marketable title to the patents and patent applications referred to in the Registration Statement and the Prospectus.

                  Neither the Company nor any of the Subsidiaries has infringed, interfered with or misappropriated any patents, patent rights, trade names, trademarks, copyrights or other intellectual property rights of others, which infringement, if the subject of any unfavorable decision, ruling or finding would, individually or in the aggregate, be reasonably likely to result in a material adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole.

                  Except as disclosed in the Prospectus, to the Company's knowledge, there are no legal or governmental proceedings pending relating to trademarks, trade names, patent rights, mask works, copyrights, licenses, trade secrets or other intellectual property rights of the Company or any of the Subsidiaries other than the prosecution by the Company and the Subsidiaries of their patent applications before the United States Patent Office and appropriate foreign government agencies, and no proceedings are threatened or contemplated by governmental authorities or others relating to trademarks, trade names, patent rights, mask works, copyrights, licenses or other intellectual property rights of the Company or the Subsidiaries.

         (v) Neither the Company nor, to the Company's knowledge, any of its affiliates, has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities. The Company acknowledges that the Underwriters may engage in stabilizing and passive market making transactions in the Common Stock on the Nasdaq National Market and in the Securities in the open market and other activities in accordance with Regulation M under the Exchange Act.

         (w) Neither the Company nor any Subsidiary is, or after the issuance and sale of, and the receipt of payment for, the Securities and the application of the net proceeds therefrom as described in the Registration Statement and the Prospectus will be, an "investment company" or an entity "controlled" by an

                  "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder.

         (x) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (y) The Company and its Subsidiaries, taken as a whole, carry, or are covered by, insurance from recognized, financially sound and reputable institutions in such amounts and covering such risks as is adequate for the conduct of their businesses and the value of their properties and as is customary for companies engaged in similar industries.

         (z) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

         (aa) To the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers or directors.

         (bb) Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of a character required to be disclosed in the Prospectus.

         (cc) There are no costs or liabilities associated with applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties, which would be reasonably expected, singly or in the aggregate, to have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

         (dd) The Company has reviewed its operations and that of its Subsidiaries and any third parties with which the Company or any of its Subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its Subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will result in a material adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

         (ee) No event has occurred or is continuing which constitutes, or with notice or lapse of time would constitute, an Event of Default (as defined in the Indenture and the Securities).

         (ff) Any certificate signed by an officer of the Company or any of its Subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty hereunder by the Company to each Underwriter as to the matters covered thereby.

2.       PURCHASE, SALE AND DELIVERY OF THE FIRM SECURITIES.

         (a) On the basis of the representations, warranties and covenants herein contained and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase, at a price of 97% of the principal amount thereof, plus accrued interest, if any, from October 11, 2000 to the Closing Date (as defined below), the principal amount of Firm Securities set forth opposite the name of each Underwriter in
                  Schedule I hereof, subject to adjustments in accordance with
                  Section 9 hereof. The Securities will be convertible at the option of the holder into shares of Common Stock at the conversion price set forth in the Securities (the "Conversion Price"), which Conversion Price is subject to adjustment in certain events as provided in the Securities and the Indenture. A global security representing the Firm Securities shall be registered in the name of the nominee of the Depository Trust Company ("DTC"), Cede & Co., credited to the accounts of such of its participants as the Representatives shall request, upon notice to the Company at least 48 hours prior to the Closing Date, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid, and deposited with the Trustee as custodian for DTC on the Closing Date, against payment by or on behalf of the Underwriters to the account of the Company of the aggregate purchase price therefor by wire transfer in federal (same day) funds. Such payment and delivery are to be made at 10:00 A.M., New York time, on the third business day after the date of this Agreement, or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being referred to as the "Closing Date." As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.

         (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Securities at the same price as set forth in the first paragraph of this Section 2 plus, if the purchase and sale of any Option Securities takes place after the Closing Date, any accrued interest from October 11, 2000. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the aggregate principal amount of Option Securities as to which the several Underwriters are exercising the option and the time and date at which the Option Securities are to be delivered. The time and date at which the Option Securities are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than ten full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option

                  Closing Date. The principal amount of Option Securities to be purchased by each Underwriter shall be in the same proportion to the aggregate principal amount of Option Securities being purchased as the principal amount of Firm Securities being purchased by such Underwriter bears to the aggregate principal amount of Firm Securities being sold hereunder, adjusted by you in such manner as to avoid fractional interests. The option with respect to the Option Securities granted hereunder may be exercised to cover over-allotments in the sale of the Firm Securities by the Underwriters and other transactions by the Underwriters made in connection with the Securities. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment and delivery of the Option Securities shall be made in the same manner, and upon the same terms and conditions, set forth in paragraph (a) of this Section 2, except that reference therein to the Firm Securities and the Closing Date shall be deemed, for purposes of paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

3. OFFERING BY THE UNDERWRITERS.

         It is understood that the several Underwriters are to make a public offering of the Firm Securities as soon as the Representatives deem it advisable to do so. The Firm Securities are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Securities are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

         It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Securities in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

         (a) The Company will (A) use its best efforts to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus that includes a prospectus supplement specifically relating to the Securities and containing pricing information in a form approved by the Representatives, (B) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and

                  Regulations, and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Securities by the Underwriters.

         (b) The Company will advise the Representatives promptly (A) of any amendment or supplement to the Registration Statement or the Prospectus and furnish the Representatives with copies thereof, (B) of receipt of any comments from the Commission relating to the Registration Statement or the Prospectus or documents incorporated by reference therein, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

         (c) The Company will cooperate with the Representatives in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Securities.

         (d) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Representatives may reasonably request.

         (e) The Company will comply with the Act and the Rules and Regulations, the Exchange Act, and the rules and regulations of the Commission thereunder, and the Trust Indenture Act and the rules and regulations thereunder so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the Indenture and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

         (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

         (g) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

         (h) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of Deutsche Bank Securities Inc.; provided, however, that this
                  Section 4(h) shall not apply to (I) the sale of the Securities to the Underwriters hereunder; (II) the issuance by the Company of shares of

                  Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which Deutsche Bank Securities Inc. has been advised in writing; or (III) the issuance of additional options under the Company's existing stock option plans, provided that such stock options are not exercisable during such 90 day period, or additional shares of Common Stock under the Company's existing employee stock purchase plan.

         (i) The Company has caused the persons listed on Exhibit C hereto to furnish to you, on or prior to the date of this Agreement, a letter or letters, in substantially the form set forth in Exhibit D hereto, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of certain of the shares of Common Stock of the Company or other capital stock of the Company, or other securities convertible, exchangeable or exercisable for Common Stock or derivative of Common Stock owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for certain periods after the date of this Agreement, directly or indirectly, except with the prior written consent of Deutsche Bank Securities Inc. (the "Lockup Agreements").

         (j) The Company shall apply the net proceeds of its sale of the Securities as set forth in the Prospectus.

         (k) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

         (l) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

         (m) The Company will reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Common Stock upon conversion of the Securities.

         (n) The Company will cause the shares of Common Stock issuable upon conversion of the Securities to be duly included for quotation on the Nasdaq National Market on or prior to the Closing Date and ensure that the shares of Common Stock issuable upon conversion of the Securities remain included for quotation on the Nasdaq National Market following the Closing Date.

         (o) The Company will not take, and will use its best efforts to cause its affiliates not to take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

5.       COSTS AND EXPENSES.

         The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Underwriters' Selling Memorandum, if any, the Underwriters' Invitation Letter, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the Securities; all expenses arising from the listing of the shares of Common Stock issuable upon conversion of the Securities on the Nasdaq National Market; the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with the Indenture and the Securities; the Listing Fee of the Nasdaq National Market; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Securities under state securities or blue sky laws. Any transfer taxes imposed on the sale of the Securities to the several Underwriters will be paid by the Company. The Company shall not, however, be required to pay for any of the Underwriters expenses (other than those related to qualification under NASD regulation and state securities or blue sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Securities or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Securities.

6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

         The several obligations of the Underwriters to purchase the Firm Securities on the Closing Date and the Option Securities, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

         (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date or the Option Closing Date, as the case may be, which would prevent the issuance of the Securities.

         (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Choate, Hall & Stewart, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

                  (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus; each of the Significant Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus; the Company and each of the Significant Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company and the Subsidiaries taken as a whole; and the outstanding shares of capital stock of each of the Significant Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned of record and, to the knowledge of such counsel, beneficially by the Company or a Subsidiary; and, to such counsel's knowledge (A) the outstanding shares of capital stock of each of the Significant Subsidiaries is owned free and clear of all liens, encumbrances and equities and claims, (B) there are no outstanding securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Significant Subsidiaries, and (C) there are no outstanding or authorized options, warrants or rights of any character obligating the Company or the Significant Subsidiaries to issue any shares of any Significant Subsidiary's capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock.

                  (ii) The Company has authorized and outstanding capital stock as set forth in the column entitled "Historical" under the caption "Capitalization" in the Prospectus; the authorized shares of the Company's Common Stock have been duly authorized; the outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Conversion Shares have been duly and validly authorized and reserved for issuance upon such conversion and, when issued upon conversion, in accordance with the terms of the Supplemental Indenture will be validly issued, fully paid and nonassessable; no preemptive rights of stockholders exist with respect to any of the Securities or the Conversion Shares or the issue or sale thereof.

                  (iii) The Securities have been duly authorized, executed,
                        issued and delivered by the Company authenticated by the Trustee and, when paid for in accordance with the terms thereof, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and general equity principles; and the Securities, the Conversion Shares and the Indenture conform in all material respects to the descriptions thereof in the Prospectus;

                  (iv) The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to its binding nature and enforceability, to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                  (v) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the

                        Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Securities or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

                  (vi) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act and any required filing of any Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) has been made in accordance Rule 424(b).

                  (vii) The Registration Statement, the Prospectus and each
                        amendment or supplement thereto and document incorporated by reference therein comply as to form in all material respects with the requirements of the Act, the Exchange Act and the Trust Indenture Act, as applicable, and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related schedules included or incorporated by reference therein or as to the part of the Registration Statement that constitutes Form T-1). The conditions for use of Form S-3 set forth in the General Instructions thereto and for use of Rule 415 under the Act have been satisfied.

                 (viii) The statements (i) in the Company's Registration
                        Statement on Form 8- A dated February 17, 1994, describing the Common Stock, (ii) in the Company's Registration Statement on Form 8-A dated January 19, 1999, as amended on June 15, 1999, describing the Company's preferred share purchase rights, and (iii) in
                        Item 15 of the Registration Statement, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters.

                  (ix) Such counsel does not know of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed, incorporated by reference or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                  (x) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries except as set forth in the Prospectus.

                  (xi) The execution and delivery of this Agreement, the Indenture and the Securities and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the charter or by-laws of the Company, or any agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound.

                  (xii) This Agreement has been duly authorized, executed and delivered by the Company.

                 (xiii) No approval, consent, order, authorization,
                        designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement, the Indenture and the Securities and the consummation of the transactions herein and therein contemplated (other than as may be required by the NASD or as required by state securities and blue sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                  (xiv) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by this Agreement and application of the net proceeds therefrom as described in the Registration Statement and the Prospectus, required to register as an investment company under the 1940 Act.

                           In rendering such opinion Choate, Hall & Stewart may
                  rely as to matters governed by the laws of states other than The Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware or federal laws on local counsel in such jurisdictions, provided that in each case Choate, Hall & Stewart shall state that they believe that they and the Underwriters are justified in relying on such other counsel. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, at the time it became effective under the Act and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, as of its date and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information included or incorporated by reference therein or as to the part of the Registration Statement that constitutes Form T-1). With respect to such statement, Choate, Hall & Stewart may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

         (c) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., intellectual property counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

                  (i) The statements in the portions of the Registration Statement and the Prospectus headed: "Risk Factors -- We may not be able to adequately protect our intellectual property, which may facilitate the development of competing products by others", "Risk Factors -- Our products may infringe on the intellectual property rights of third parties, which may result in lawsuits and prohibit us from selling our products", "Business - Intellectual Property and Proprietary Rights", and "Legal Proceedings" (collectively, the "Intellectual Property Portion"), insofar as such statements constitute a summary of documents or proceedings referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents, proceedings and matters.

                  (ii) Such counsel has no knowledge of any facts which would preclude the Company from having clear title to its patents or patent applications referenced in the Intellectual Property Portion. To such counsel's knowledge, the Company owns or possesses sufficient licenses or other rights to use all trademarks, trade names, patents, copyrights, licenses, trade secrets, know-how and other intellectual property necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Prospectus and, to such counsel's knowledge, the Company is in compliance in all material respects with the terms of any such licenses or rights and no claims, assertions or allegations with respect to such licenses or rights have been made to the contrary, except as disclosed in the Prospectus.

                  (iii) Except as disclosed in the Prospectus, to such counsel's knowledge, there are no legal or governmental proceedings pending relating to trademarks, trade names, patents, patent applications, mask works, copyrights, licenses, trade secrets or other intellectual property rights which could result in any material adverse effect upon the Company other than the prosecution by the Company of its patent applications before the United States Patent and Trademark Office and appropriate foreign government agencies, and to such counsel's knowledge no such proceedings have been threatened by governmental authorities or others.

                  (iv) Such counsel does not know of any contract or other document relating to the Company's intellectual property of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus that has not been filed or described as required.

                           In addition to the matters set forth above, such
                  opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Intellectual Property Portion of the Registration Statement, at the time the Registration Statement became effective under the Act and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Intellectual Property Portion of the Prospectus, or any supplement to the Prospectus, on the date such Prospectus or supplement was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading. With respect to such statement, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

         (d) The Representatives shall have received from Ropes & Gray, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the incorporation of the Company, the validity of the Securities delivered on the Closing Date or the Option Closing Date, as the case may be, the Registration Statement, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Ropes & Gray may rely as to all matters governed other than by the laws of The Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware, or federal laws on the opinions of counsel referred to in Paragraph (b) and (c) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact, necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information included or incorporated by reference therein or as to the part of the Registration Statement that constitutes Form T-1). With respect to such statement, Ropes & Gray may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

         (e) The Representatives shall have received at or prior to the Closing Date from Ropes & Gray a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Securities under the state securities or blue sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

         (f) You shall have received, (A) a letter of PricewaterhouseCoopers LLP on each of the date hereof, the Closing Date and the Option Closing Date, as the case may be, dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, and (B) letters of Ernst & Young LLP on the Closing Date, dated the date hereof and the Closing Date, and a letter on the Option Closing Date dated the Option Closing Date, in each case in form and substance satisfactory to you, confirming that they are independent public accountants within the meaning of the Act and the applicable Rules and Regulations thereunder and stating that in their opinion the respective financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and the Prospectus.

         (g) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

                  (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

                  (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

                  (iii) All filings required to have been made pursuant to Rule 424 under the Act have been made;

                  (iv) The Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such closing date;

                  (v) He has carefully examined the Registration Statement and the Prospectus and, in his opinion, as of the effective date of the Registration Statement and the date of the Prospectus, the statements contained in the Registration Statement and the Prospectus, respectively, were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement and the date of the Prospectus, no event has occurred which should have been set forth in a post-effective amendment to the Registration Statement or in a supplement to or an amendment of the Prospectus which has not been so set forth in such post-effective amendment or supplement or amendment, as the case may be; and

                  (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

         (h) On each of the Closing Date and the Option Closing Date, if any, the Representatives shall have received a certificate or certificates of the Secretary of the Company in form and substance reasonably satisfactory to the Representatives.

         (i) The Company shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

         (j) The Lockup Agreements described in Section 4(i) shall be in full force and effect.

         (k) The Company and the Trustee shall have executed (i) the Initial Indenture in a form substantially similar to the form filed as an exhibit to the Registration Statement and (ii) the Supplemental Indenture in the form previously furnished to the Representatives, with such changes as are reasonably requested by the Representatives and otherwise in form and substance reasonably satisfactory to the Representatives.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Ropes & Gray, counsel for the Underwriters.

         If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing, by telecopy or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

         In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

         The obligations of the Company to sell and deliver the portion of the Securities required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, shall have been issued and in effect or proceedings therefor initiated or threatened.

8.       INDEMNIFICATION.

         (a)      The Company agrees:

                  (i) to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (A) or (B) above (PROVIDED, that the Company shall not be liable under this clause (C) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in any Preliminary Prospectus, the Prospectus, or such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof.

                  (ii) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

         (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this
                  Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this
                  Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of
                  Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this
                  Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

         (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this
                  Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

9.       DEFAULT BY UNDERWRITERS.

         If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Securities which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Firm Securities or Option Securities, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such

36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Securities or Option Securities, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate principal amount of Securities with respect to which such default shall occur does not exceed 10% of aggregate principal amount of the Firm Securities or Option Securities, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective principal amounts of Firm Securities or Option Securities, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Securities or Option Securities, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate principal amount of Firm Securities or Option Securities, as the case may be, with respect to which such default shall occur exceeds 10% of the aggregate principal amount of Firm Securities or Option Securities, as the case may be, covered hereby, the Company or you, as the Representatives of the Underwriters, will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.      NOTICES.

         All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Deutsche Bank Securities Inc., One South Street, Baltimore, Maryland 21202, Attention: Jay S. Eastman; with a copy to Deutsche Bank Securities Inc., One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, Attention: General Counsel; if to the Company, to Natural MicroSystems Corporation, 100 Crossing Boulevard, Framingham, Massachusetts 01702, Attention: President, with a copy to Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02109,
Attention: Richard N. Hoehn, Esq.

11.      TERMINATION.

         (a) This Agreement may be terminated by you by notice to the Company at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange or the Nasdaq National Market, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company,
                  (v) declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act); (vii) the suspension of trading of the Company's common stock by the Nasdaq National Market, the Commission, or any other governmental authority or, (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

         (b) This Agreement may be terminated as provided in Sections 6 and 9 of this Agreement.

12.      SUCCESSORS.

         This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign merely because of such purchase.

13.      INFORMATION PROVIDED BY UNDERWRITERS.

         The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any

Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (relating to the Underwriters' expected delivery of the Securities) and the information set forth in the table after the first paragraph and fifth, sixth, and seventh paragraphs under the caption "Underwriting" in the Prospectus.

14.      MISCELLANEOUS.

         The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers, and (c) delivery of and payment for the Securities under this Agreement.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                     Very truly yours,

                                     NATURAL MICROSYSTEMS CORPORATION


                                     By:    /s/ Robert Schechter
                                            --------------------------------
                                     Name:  Robert P. Schechter
                                     Title: President and CEO




The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

DEUTSCHE BANK SECURITIES INC.
U.S. BANCORP PIPER JAFFRAY INC.
DAIN RAUSCHER INCORPORATED

As Representatives of the several
Underwriters listed on Schedule I

By:  DEUTSCHE BANK SECURITIES INC.



By: /s/ Michael Halloran
    -------------------------------------
     Authorized Officer

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS


                                               PRINCIPAL AMOUNT OF FIRM
         UNDERWRITER                           SECURITIES TO BE PURCHASED

Deutsche Bank Securities Inc.                       $113,750,000
U.S. Bancorp Piper Jaffray Inc.                       39,375,000
Dain Rauscher Incorporated                            21,875,000

                                                    ------------
         TOTAL                                      $175,000,000

                                    EXHIBIT A

                                  SUBSIDIARIES


Natural MicroSystems Asia Ltd.
Natural MicroSystems Japan K.K.
Natural MicroSystems Singapore Pte Ltd.
Natural MicroSystems Telecom Europe S.A.
Natural MicroSystems Europe S.A.
Natural MicroSystems Europe GmbH
Natural MicroSystems Limited
Natural MicroSystems Italia
Natural MicroSystems Latin America S.A.
Natural MicroSystems Australia Pty Ltd.
Natural MicroSystems International, Inc.
Natural MicroSystems Europe, Inc.
Natural MicroSystems FSC Ltd.
Natural MicroSystems Securities Corporation
Natural MicroSystems Korea, Inc.
Natural MicroSystems Brasil Ltda.
Natural MicroSystems NV
Via DSP, Inc.
QWES.com, Inc.
InnoMediaLogic (IML) Inc.
3044009 Nova Scotia ULC
3044010 Nova Scotia Inc.
3758982 Canada Inc.
NMS Sweden AB

                                    EXHIBIT B

                            SIGNIFICANT SUBSIDIARIES

NMS International, Inc. (Delaware)
NMS Europe, Inc. (Delaware)
Natural MicroSystems Telecom Europe S.A. (France)
Natural MicroSystems Europe S.A. (France)
Natural MicroSystems Securities Corporation (Massachusetts)
Natural MicroSystems Asia Ltd. (Hong Kong)
QWES.com, Inc. (California)
InnoMediaLogic (IML) Inc.

                                    EXHIBIT C

                          LOCKUP AGREEMENT SIGNATORIES

Robert P. Schechter
Zenas W. Hutcheson, III
W. Frank King, Ph.D.
Pamela D. A. Reeve
Ronald W. White
Robert E. Hult
George D. Kontopidis, Ph.D.
Dorothy A. Terrell
R. Brough Turner
Allen P. Carney
Ofer Gneezy
William E. Foster
Charles J. Walker

                                    EXHIBIT D

                            FORM OF LOCKUP AGREEMENT

                        NATURAL MICROSYSTEMS CORPORATION
                             100 CROSSING BOULEVARD
                      FRAMINGHAM, MASSACHUSETTS 01702-5406


                                         ___________, 2000


Deutsche Bank Securities Inc.
1 South Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

         The undersigned understands that Deutsche Bank Securities Inc., also known as Deutsche Banc Alex. Brown ("Alex. Brown"), together with U.S. Bancorp Piper Jaffray Inc. and Dain Rauscher Incorporated as representatives (the "Representatives") of the several underwriters (the "Equity Underwriters") propose to enter into an Equity Underwriting Agreement with Natural MicroSystems Corporation (the "Company"), providing for a public offering by the Equity Underwriters, including the Representatives, of common stock, par value $.01 per share (the "Common Stock"), of the Company (the "Equity Public Offering"), and Alex. Brown, together with the Representatives of the several underwriters (the "Debt Underwriters," and together with the Equity Underwriters, the "Underwriters"), propose to enter into a Convertible Debt Underwriting Agreement with the Company, providing for a public offering by the Debt Underwriters, including the Representatives, of convertible subordinated notes of the Company (the "Debt Public Offering," and together with the Equity Public Offering, the "Public Offerings"), pursuant to prospectus supplements (the "Prospectus Supplements") to the Registration Statement on Form S-3 filed August 18, 2000 with the Securities and Exchange Commission (the "SEC").

         In consideration of the agreements by the Underwriters to make the Public Offerings and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, without the prior written consent of Alex. Brown, the undersigned will not directly or indirectly offer, sell, pledge, contract to sell (including any short sale), enter into any Hedging Transaction (as defined below) relating to, grant any option to purchase or otherwise dispose of (each of the foregoing referred to as a "Disposition") (i) any Locked-up Shares (as defined below) during the period commencing with the date of this letter agreement and ending on the 29th day after the date of the final Prospectus Supplements (the "Supplement Date"), (ii) more than 1/3 of the Locked-up Shares during the period commencing on the 30th day after the Supplement Date and ending on the 59th day after the Supplement Date, and (iii) more than 2/3 of the Locked-up Shares (including the shares disposed of pursuant to clauses (ii) above) during the period commencing on the 60th day after the Supplement Date and ending on the 89th day after the Supplement Date. For purposes of this letter agreement, "Locked-up Shares" shall mean any shares of Common Stock, including, without limitation, Common Stock that may be issued upon exercise of a stock option or warrant, in each case beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the SEC. The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition which would exceed the permitted Disposition levels contained in clauses (i) through (iii) above, even if the securities would be disposed of by someone other than the undersigned. "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

         Notwithstanding the foregoing, the undersigned may transfer any or all of the Locked-up Shares by gift, will or intestacy; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Locked-up Shares subject to the provisions of this letter agreement, and there shall be no further transfer of such Locked-up Shares except in accordance with this letter agreement.


         Without limiting the restrictions herein, any Disposition by the undersigned shall remain at all times subject to applicable securities laws, including without limitation the resale restrictions imposed by Rule 144 promulgated under the Securities Act of 1933.

         The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such shares on the transfer books and records of the Company and (ii) with respect to any shares for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such shares to cause the transfer agent for the Company to note stop transfer instructions with respect to such shares on the transfer books and records of the Company.

         The undersigned hereby agrees that, to the extent that the terms of this letter agreement conflict with or are in any way inconsistent with any agreement providing registration rights to which the undersigned and the Company may be a party, this letter agreement supersedes such registration rights agreement.

         The undersigned understands that the Company, the Underwriters and the Representatives will proceed with the Public Offerings in reliance on this letter agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                      Very truly yours,


                                      ---------------------------------
                                      Name:


                                      ---------------------------------
                                      (Social Security or Taxpayer
                                       Identification No.)


                                      ----------------------------------

                                      ----------------------------------

                                      ----------------------------------
                                      Address


Number of shares owned or             Certificate numbers:
subject to warrants, options
or convertible securities: